Exhibit 10.40
CERTIFICATE OF OWNERSHIP AND MERGER

OF

Kiwibox Media, Inc.,
a Delaware corporation

with and into

Magnitude Information Systems, Inc.,
a Delaware corporation

Magnitude Information Systems, Inc. hereby certifies that:

FIRST: Magnitude Information Systems, Inc. (“Parent” or the “Corporation”) is a business corporation organized and existing under the General Corporation Law of the State of Delaware (“DGCL”).

SECOND: Parent owns 100% of all of the issued and outstanding shares of each class of capital stock of Kiwibox Media, Inc. (“Subsidiary”), which is a business corporation organized and existing under the DGCL.

THIRD: Parent hereby merges Subsidiary into Parent. The Parent shall be the surviving corporation of the merger, with the existing certificate of incorporation of Parent as in effect immediately prior to the merger as the certificate of incorporation of the surviving corporation, except that ARTICLE I relating to the name shall be struck and shall be substituted in lieu therefor the following article:

ARTICLE I

NAME

“The name of the corporation is Kiwibox.Com, Inc.”

FOURTH: By Unanimous Written Consent, dated December 15, 2009, the Board of Directors of Magnitude Information Systems, Inc. adopted the following resolutions, approving the merger of the Subsidiary with and into the Parent pursuant to Section 253 of the DGCL:

WHEREAS, Section 253 of the Delaware General Corporation Law (“DGCL”) permits the “short-form” merger into a parent corporation of a subsidiary corporation where at least 90% of the outstanding shares of each class of stock of the subsidiary corporation are owned by the parent corporation by executing, acknowledging and filing, in accordance with Section 103 of the DGCL, a certificate of such ownership and merger setting forth a copy of the resolution of its board of directors to so merge and the date of adoption; and

WHEREAS, the Board of Directors of the Company believes, based on discussions with, the analysis of, and the recommendations of the Company’s management, and after consideration of all relevant factors, that it is in the best interest of the Company’s stockholders to effect a short-form merger of Kiwibox Media, Inc. with and into the Company.

NOW, THEREFORE, BE IT RESOLVED, that the form of Certificate of Ownership and Merger, is hereby adopted and approved with such additions, modifications, or deletions as the officers of the Company deem necessary or appropriate and in the best interest of the Company and its stockholders; and it is further

RESOLVED, that the Company's subsidiary, Kiwibox Media, Inc., be merged with and into the Company (the “Merger”) and that upon the filing of the appropriate Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, the Company's name shall be changed to Kiwibox.Com, Inc; and it is further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of each class of the capital stock of the Company shall remain unchanged and continue to remain outstanding as one share of the capital stock of the Company, held by the person who was the holder of such share of the capital stock of the Company immediately prior to the Merger; and it is further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of the capital stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and it is further

RESOLVED, that the proper officers of the Company be and hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to carry out and effectuate the purpose and intent of the resolutions relating to the Merger.

FIFTH: This certificate shall be effective as of December 31, 2009.

IN WITNESS WHEREOF, said MAGNITUDE INFORMATION SYSTEMS, INC. has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer on this 15th day of December, 2009.

Magnitude Information Systems, Inc.

By:_ _____________________

Rudolf Hauke, President